UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 22, 2007

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

The Company's senior officers will hold meetings with securities industry analysts and investors on May 22 and 23, 2007.  The information contained in Exhibit 99.1 to this Report is being presented in connection with such meetings.  The information attached as Exhibit 99.1 hereto, and incorporated herein by reference, is being furnished pursuant to Item 7.01, and shall not be deemed to be "filed" for any purpose.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits

(99.1)

Presentation Materials, May 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	THE DIXIE GROUP, INC.
By: /s/ Gary A. Harmon Gary A. Harmon Chief Financial Officer